UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 18, 2007
Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)		93111 (Zip Code)
Registrant’s telephone number, including area code: (805) 690-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On January 18, 2007, Mr. David Vellequette was elected to our Board of Directors and appointed to its Audit Committee, Governance and Nominating Committee and Executive Committee. Mr. Vellequette is our “audit committee financial expert”, as defined by the SEC in Rule 401(h) of Regulation S-K, and “financially sophisticated” within the meaning of Nasdaq Marketplace Rule 4350(d)(2)(A).
On January 24, 2007, we issued a press release announcing the appointment of Mr. Vellequette to our Board of Directors. A copy of the press release is attached hereto as Exhibit 99. The press release may also be found on our website at www.suptech.com on the Investor Relations page.
Item 9.01 Exhibits
(c)	Exhibits
99	Press Release dated January 24, 2007. (The press release may also be found on our website at www.suptech.com on the Investor Relations page.)

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.
Date: January 24, 2007	By:	/s/ William J. Buchanan
William J. Buchanan, Controller

S-1

Exhibit Index

No.	Document
99	Press Release dated January 24, 2007.

S-2